UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 21, 2013

Alaska Pacific Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Alaska	0-26003	92-0167101
State or other jurisdiction of Incorporation	Commission File Number	(I.R.S. Employer Identification No.)

2094 Jordan Avenue, Juneau, Alaska		99801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (907) 789-4844

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Stockholders (“Annual Meeting”) of Alaska Pacific Bancshares, Inc. (“Company”) was held on May 21, 2013.

(b)
There were a total of 654,486 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 471,198 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of stockholders:

Proposal 1.  Election of Directors.  The following individual was elected as a director for the term indicated:

	FOR	WITHHELD	BROKER NON-VOTES
	No. of votes	No. of votes	No. of votes
Three year term:

William A. Corbus	165,997	21,321	284,080
Maxwell S. Rule	159,208	28,110	284,080
Linda C. Thomas	157,208	30,110	284,080

Based on the votes set forth above, Mr. Corbus, Mr. Rule and Ms. Thomas were each duly elected to serve as directors of the Company for a term of three years expiring at the annual meeting of stockholders in 2016 and until their successors have been duly elected and qualified.

The terms of Directors Craig E. Dahl, Hugh N. Grant, Doug Andrew, and Scott C. Milner continued.

Proposal 2.  Advisory approval of the compensation of the Company’s named executive officers. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
158,146	17,617	11,555	284,080

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by stockholders.

Proposal 3.  Advisory (Non-Binding) Vote on Advisory Vote on Executive Compensation. Shareholders approved an advisory (non-binding) vote on executive compensation every year, as follows:

	Number of Votes	Percentage
One Year	77,156	41.28
Two Years	33,063	17.69
Three Years	75,193	40.23
Abstain	1,906	0.80
Broker non-votes	284,080	0

The Board of Directors is reviewing the voting results and will make a determination as to the frequency of holding a shareholder advisory vote, which will be reported in an amendment to this Form 8-K.

Proposal 4.   Ratification of the appointment of Moss Adams LLP as the Company’s independent auditors for the year ending December 31, 2013.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
438,040	45	33,313	0

Based on the votes set forth above, the appointment of Moss Adams LLP as the Company’s independent auditors to serve for the year ending December 31, 2013 was duly ratified by the stockholders.

For additional information regarding the Annual Meeting, see the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

(c)           None.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being filed herewith and this list shall constitute the exhibit index:

99.1           Press Release of Alaska Pacific Bancshares, Inc. dated June 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALASKA PACIFIC BANCSHARES, INC.

DATE: June 27, 2013	By: /s/Craig E. Dahl
Craig E. Dahl
President and Chief Executive Officer